Exhibit 10.2

Execution Copy

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

PARSLEY ENERGY, INC.

AND

THE PURCHASERS

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 11, 2015, by and among Parsley Energy, Inc., a Delaware corporation (the “Company”), and each of the Persons set forth on Schedule A to the Common Stock Subscription Agreement (as defined below) (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of the Purchased Shares pursuant to the Common Stock Subscription Agreement, dated as of February 5, 2015, by and among the Company and the Purchasers (the “Common Stock Subscription Agreement”); and

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Common Stock Subscription Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Common Stock Subscription Agreement. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Common Share Price” means the volume weighted average closing price of the shares of Class A Common Stock (as reported by the New York Stock Exchange) for the ten trading days immediately preceding the date on which the determination is made.

“Commission” means the U.S. Securities and Exchange Commission.

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“Common Stock Subscription Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Effectiveness Deadline” has the meaning specified therefor in Section 2.02(b) of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.01 of this Agreement.

“Holder” means the record holder of any Registrable Securities.

“Liquidated Damages” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Liquidated Damages Multiplier” means the product obtained by multiplying (x) the Common Share Price by (y) the number of Registrable Securities held by a Holder that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act.

“Mandatory Shelf Filing Date” has the meaning specified therefore in Section 2.01 of this Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Registrable Securities” means the Common Shares to be acquired by the Purchasers pursuant to the Common Stock Subscription Agreement and includes any type of interest issued to the Holder as a result of Section 3.04.

“Registration Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01 of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security

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becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by the Company or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.09 hereof or (e) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming the Holder of such Registrable Security is not an affiliate (as defined in Rule 144(a)(1)) of the Company.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Mandatory Registration.

(a) The Company shall prepare and file no later than five (5) Business Days following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with the Commission (such filing date, the “Mandatory Shelf Filing Date”) a registration statement with the Commission providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415, of all of the Registrable Securities then outstanding from time to time; such registration statement shall be on Form S-1 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-3 or any comparable or successor form); provided, however, that if the Company has filed the registration statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company may elect, in its sole discretion, to (i) file a post-effective amendment to the registration statement converting such registration statement on Form S-1 to a registration statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the registration statement on Form S-1 and file a registration statement on Form S-3 or any equivalent or successor form or forms, (the registration statement on such form, as amended or supplemented, the “Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable after the Mandatory Shelf Filing Date. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (A) the date when all of the Registrable Securities covered by such Registration Statement have been sold, (B) the date on which the Selling Holders own, in the aggregate, a number of Common Shares which represents less than 1% of the total number of Common Shares issued and outstanding at such time, and (C) the date on which all of the Purchased Shares cease to be Registrable Securities hereunder (such period, the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under

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which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within one (1) Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of the Registration Statement.

Section 2.02 Failure to File or Become Effective; Liquidated Damages

(a) If the Company has not filed the Registration Statement with the Commission on or prior to Mandatory Shelf Filing Date, then each Holder shall be entitled to a payment (with respect to each Registrable Security held by the Holder), as liquidated damages and not as a penalty, of 1% of the Liquidated Damages Multiplier of such Holder (the “Liquidated Damages”).

(b) If the Registration Statement is not declared effective by the Commission on or before June 1, 2015 (the “Effectiveness Deadline”), then each Holder shall be entitled to a payment (with respect to each Registrable Security held by the Holder), as liquidated damages and not as a penalty, of Liquidated Damages of such Holder.

(c) The Liquidated Damages shall be paid to each Holder in cash within ten (10) Business Days of the Mandatory Shelf Filing Date and the Effectiveness Deadline, as applicable. Any payments made pursuant to this Section 2.02 shall constitute the Holders’ exclusive remedy for such events. Any Liquidated Damages due under this Section 2.02 shall be paid to the Holders in immediately available funds. The obligation to pay the Liquidated Damages to a Holder pursuant to this Section 2.02 shall cease at such time as the Registrable Securities become eligible for resale by such Holder under Rule 144 of the Securities Act without regard to any volume or manner of sale restrictions.

Section 2.03 Blackout and Delay Rights.

Notwithstanding anything to the contrary contained herein:

(a) the Company shall not be required to file a Registration Statement (or any amendment thereto) or, if a Registration Statement has been filed but not declared effective by the Commission, request effectiveness of such Registration Statement, for a period of up to 45 days, if (A) the Company determines in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Company determines such registration would render the Company unable to comply with applicable securities laws, (C) the Company determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; provided, however, that in no event shall any such period exceed an aggregate of 90 days in any 365-day period; and

(b) the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated

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by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Company determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.04 Sale Procedures. In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b) make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request in writing by the time the Registration Statement is declared effective by the SEC; provided, however, that the Company will not be required to

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qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the occurrence of any of the events set forth in clauses (i) through (iii) above, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

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(h) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(k) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

The Company will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent. If the staff of the Commission requires the Company to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.04, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Registration Statement who has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

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Section 2.06 Expenses.

(a) Expenses. The Company will pay all reasonable Registration Expenses as determined in good faith. In addition, except as otherwise provided in Section 2.07 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

Section 2.07 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls such seller, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

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(b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.01 above, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.06(a) above) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The maximum liability of each seller for any such indemnification shall not exceed the amount of proceeds received by such seller from the sale of his/its Registrable Securities. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.06(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.06(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in Sections 2.06(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

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(e) Indemnification Payments. The indemnification required by this Section 2.06 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

Section 2.08 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.09 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $10.0 million of Registrable Securities (based on the Common Share Price), (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a) if to a Purchaser:

To the respective address listed on Schedule B to the Common Stock Subscription Agreement

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(b) if to a transferee of an Purchaser, to such Holder at the address provided pursuant to Section 2.09 above; and

(c) if to the Company:

Parsley Energy, Inc.

500 W. Texas Ave., Tower I, Suite 200

Midland, TX 79701

Attention: General Counsel

Facsimile: 512.505.5164

Email: croberts@parsleyenergy.com

with a copy to:

Vinson & Elkins L.L.P.

1001 Fannin Street

Suite 2500

Houston, TX 77002-6760

Attention: Douglas E. McWilliams

Facsimile: 713.615.5725

Email: dmcwilliams@velaw.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser only in accordance with Section 2.09 hereof.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

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Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.09 Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF DELAWARE OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

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Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Purchaser hereunder.

Section 3.15 Independent Nature of Purchaser’s Obligations. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13

Section 3.16 Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by an Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

[Signature pages to follow]

14

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PARSLEY ENERGY, INC.

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	President and CEO

Signature Page to

Registration Rights Agreement

STANDARD INVESTMENT RESEARCH HEDGED EQUITY MASTER FUND, LTD

By:	/s/ Ben Pooshee
Name:	Ben Pooshee
Title:	Chief Operating Officer

Signature Page to

Registration Rights Agreement

UBS O’CONNOR LLC, ON BEHALF OF O’CONNOR GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED

By:	/s/ Jeffrey Putman
Name:	Jeffrey Putman
Title:	Executive Director

By:	/s/ Jeff Richmond
Name:	Jeff Richmond
Title:	Executive Director

By:	/s/ Betsy Kadlec
Name:	Betsy Kadlec
Title:	Managing Director

Signature Page to

Registration Rights Agreement

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
NEW YORK CITY DEFERRED COMPENSATION TRUST

By:	T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE U.S. SMALL-CAP VALUE EQUITY TRUST
T. ROWE PRICE U.S. EQUITIES TRUST

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

Signature Page to

Registration Rights Agreement

LUXOR CAPITAL PARTNERS, LP

By:	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel, Luxor Capital Group, LP – as Investment Manager

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel, Luxor Capital Group, LP – as Investment Manager

LUXOR WAVEFRONT, LP

By:	/s/ Norris Nissim
Name:	Norris Nissim
Title:	General Counsel, Luxor Capital Group, LP – as Investment Manager

Signature Page to

Registration Rights Agreement

ENCOMPASS CAPITAL MASTER FUND LP

By:	/s/ Larry Kassman
Name:	Larry Kassman
Title:	Chief Financial Officer

ENCOMPASS CAPITAL E&P MASTER FUND LP

By:	/s/ Larry Kassman
Name:	Larry Kassman
Title:	Chief Financial Officer

Signature Page to

Registration Rights Agreement

BLACKWELL PARTNERS LLC

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

COMPASS OFFSHORE HTV PCC LIMITED

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

COMPASS HTV LLC

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

HIPPARCHUS MASTER FUND LTD

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Signature Page to

Registration Rights Agreement

MAGNETAR GLOBAL EVENT DRIVEN MASTER FUND LTD

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

SPECTRUM OPPORTUNITIES MASTER FUND LTD

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MAGNETAR CAPITAL MASTER FUND LTD

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MTP ENERGY FUND LTD.

By:	MTP Energy Management LLC
its Investment Manager

By:	Magnetar Financial LLC
its Investment Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Signature Page to

Registration Rights Agreement

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ James Bardinelli
Name:	James Bardinelli
Title:	CFO

Signature Page to

Registration Rights Agreement

HIGHBRIDGE INTERNATIONAL, LLC

By:	/s/ Jonathan Dorfman
Name:	Jonathan Dorfman
Title:	Managing Director

Signature Page to

Registration Rights Agreement

P ZIMMER LTD.

By:	/s/ Stuart J. Zimmer
Name:	Stuart J. Zimmer
Title:	CEO of Zimmer Partners, LP, as Investment Manager

ZP MASTER UTILITY FUND, LTD.

By:	/s/ Stuart J. Zimmer
Name:	Stuart J. Zimmer
Title:	CEO of Zimmer Partners, LP, as Investment Manager

Signature Page to

Registration Rights Agreement

OZ MASTER FUND, LTD.

By:	OZ Management LP, its investment manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZC GLOBAL EQUITIES MASTER FUND, L.P.

By:	OZ Management LP, its Investment Manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZ EUREKA FUND, L.P.

By:	OZ Eureka Fund GP, L.P., its General Partner

By:	OZ Eureka Fund GP, LLC, its General Partner

By:	OZ Advisors LP, its Member

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

Signature Page to

Registration Rights Agreement

OZ ENHANCED MASTER FUND, LTD.

By:	OZ Management LP, its investment manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

Signature Page to

Registration Rights Agreement

GORDEL CAPITAL LIMITED

By:	OZ Management LP, its investment manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

GOLDMAN SACHS PROFIT SHARING MASTER TRUST

By:	OZ Management II LP, its investment manager

By:	Och-Ziff Holding II LLC, its General Partner

By:	OZ Management LP, its Member

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZ GLOBAL EQUITY OPPORTUNITIES MASTER FUND, LTD.

By:	OZ Management LP, its investment manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

Signature Page to

Registration Rights Agreement

OZ GLOBAL SPECIAL INVESTMENTS MASTER FUND, L.P.

By:	OZ Advisors II LP, its General Partner

By:	Och-Ziff Holding LLC, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

Signature Page to

Registration Rights Agreement

LORD, ABBETT & CO., LLC AS INVESTMENT ADVISOR ON BEHALF OF THE ADVISORY CLIENTS IDENTIFIED on exhibit 1 hereto

By:	/s/ Lawrence J. Kaplan
Name:	Lawrence J. Kaplan
Title:	Member & General Counsel

Signature Page to

Registration Rights Agreement

EXHIBIT 1 TO LORD, ABBETT & CO., LLC

SIGNATURE PAGE

Client Name	Share commitment
Lord Abbett Bond-Debenture Fund, Inc.	882,750
Lord Abbett Investment Trust — Lord Abbett High Yield Fund	393,200
Lord Abbett Investment Trust — Lord Abbett Convertible Fund	260,000
Lord Abbett Research Fund, Inc. — Small-Cap Value Series	271,500
Lord Abbett Series Fund, Inc. — Bond-Debenture Portfolio	88,000
Met Investors Series Trust — Lord Abbett Bond Debenture Portfolio	131,000
Lord Abbett Passport Portfolios plc — Lord Abbett High Yield Fund	4,550
Lord Abbett Passport Portfolios plc — Lord Abbett Multi-Sector Income Fund	500

EXHIBIT 1 TO LORD, ABBETT & CO., LLC

SIGNATURE PAGE